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                            EXCHANGE RIGHTS AGREEMENT

           This Exchange Rights Agreement (this "Agreement") is made as of ________ __, 1998 by and among Mission West Properties, a California corporation (the "Company"), and each of the limited partners ("Limited Partners") of Mission West Properties, L.P., a Delaware limited partnership ("MWP"), Mission West Properties, L.P. I, a Delaware limited partnership ("MWP I"), Mission West Properties, L.P. II, a Delaware limited partnership ("MWP II") and Mission West Properties, L.P. III, a Delaware limited partnership (MWP III, and collectively with MWP, MWP I and MWP II, the "Operating Partnership"), listed on the signature pages hereto.

           WHEREAS, the Limited Partners own all of the units of limited partnership interest of the Operating Partnership ("L.P. Units") currently outstanding;

           WHEREAS, pursuant to an Acquisition Agreement dated of even date herewith (the "Acquisition Agreement") among the Company, the Operating Partnership and the Contributing Entities (as that term is defined in the Acquisition Agreement), the Company will acquire the general partnership interests in the Operating Partnership in exchange for $35,200,000, and the Operating Partnership will acquire certain properties from the Contributing Entities in exchange for L.P. Units and the shareholders and/or limited partners of the Contributing Entities will thereby become Limited Partners and parties to an Operating Partnership Agreement of the Operating Partnership. For purposes of this Agreement, L.P. Units shall include L.P. Units outstanding on the date hereof, together with any L.P. Units of the Operating Partnership issued after the date hereof.

           WHEREAS, pursuant to the Acquisition Agreement the parties hereto are entering into this Agreement to provide for the rights of the Limited Partners to (i) tender L.P. Units in exchange for shares of the Company's common stock (the "Common Stock"), cash or a combination of Common Stock and cash, on the terms and conditions set forth herein (the "Exchange Rights") and (ii) register shares of Common Stock;

           NOW, THEREFORE, in consideration of the premises and the mutual covenant set forth herein, the parties hereto agree as follows:

1.    DEFINITIONS.

For purposes of this Agreement:

      "AFFILIATE" shall mean (a) with respect to any individual person, any member of the immediate family of such person or a trust established for the benefit of such member, or (b) with respect to any entity, any person which, directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with any such entity.

      "BENEFICIALLY OWNING" means owning Common Stock directly, indirectly or

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constructively by a person or entity through the application of Section 318(a)
of the Code, as modified by Section 856(d)(5) of the Code, or Section 544 of the Code, as modified by Section 856(h) of the Code. The term "Beneficially Own" shall have a correlative meaning.

      "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder.

      "COMMON STOCK" means the shares of Common Stock, no par value per share, of the Company or any shares of voting securities into which the Common Stock may be reclassified or converted or for which shares of Common Stock may be exchanged in any transaction made applicable or available to all holders of Common Stock as a class.

      "CLOSING PRICE" shall mean, with respect to a particular date, the last reported sales price regular way on such date or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way on such date, in either case on the AMEX, or if the Common Stock is not then listed or admitted to trading on such Exchange, on the principal national securities exchange, the Nasdaq or any comparable system on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any national securities exchange, the Nasdaq or any comparable system. The closing sale price on such date of the Common Stock or if the Common Stock is not then quoted on Nasdaq or any comparable system, the Board of Trustees of the Trust and the Board of Directors of the Corporation shall in good faith determine the Closing Price.

      "EXCHANGE FACTOR" shall mean the ratio at which L.P. Units will be exchangeable into Common Stock. The Exchange Factor shall initially be 1:1. The initial Exchange Factor shall be subject to adjustment as provided in Section 7.

      "OWNERSHIP LIMIT" has the meaning set forth in the Restated Articles, as amended from time to time, or in the Acquisition Agreement with respect to the Berg Group (as defined therein).

      "PARTNERSHIP AGREEMENT" shall mean the Operating Partnership's Amended and Restated Agreement of Limited Partnership, as amended from time to time.

      "REIT REQUIREMENTS" shall mean the requirements for the Company to (i) qualify as a REIT under the Code and the rules and regulations promulgated thereunder and (ii) avoid any federal income or excise tax liability.

      "RESTATED ARTICLES" means the Amended and Restated Articles of Incorporation of the Mission West Properties, Inc., a Maryland corporation ("Mission West-Maryland"), as amended from time to time after the date of this Agreement. Mission West-Maryland will be the successor corporation to the Company upon the consummation of a merger by the Company with and into Mission West-Maryland for the purpose of redomiciling the Company in Maryland.

2. RIGHT TO TENDER L.P. UNITS.

      2.1 GENERAL. Upon the terms and subject to the conditions of this Agreement, after the first anniversary hereof each holder of L.P. Units shall have the right to tender to the Company outstanding L.P. Units; provided, that prior to the first anniversary of this Agreement, holders of L.P. Units may tender L.P. Units solely in connection with (i) the registration of shares of Common Stock acquired upon exchanging L.P. Units for Common Stock pursuant to a

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registered public offering of Common Stock initiated by the Company to the extent of 25% of the total shares sold in the offering (subject to the Ownership Limit and the underwriter's unlimited right to reduce the participation of all selling shareholders) and (ii) the registration of an aggregate of 500,000 shares of Common Stock acquired upon exchanging L.P. Units into such shares of Common Stock on a Form S-3, or any successor form thereto (subject to the Ownership Limit). Any registration of Common Stock received in exchange for L.P. Units pursuant to this Section 2 shall comply in all respects with Section 8 hereof.

      2.2 CERTAIN LIMITATIONS. Notwithstanding any other provision of this Agreement to the contrary, no Common Stock or cash shall be issued or paid in respect of any tender of L.P. Units (i) if the right to tender L.P. Units and receive Common Stock or cash would result in the Company not satisfying the REIT Requirements in any respect or would result in any person or entity Beneficially Owning Common Stock exceeding the applicable Ownership Limit, (ii) prior to the expiration or termination of the waiting period applicable to such exchange and issuance, if any, under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as it may be amended from time to time, or (iii) prior to the receipt of all governmental and regulatory approvals which are required to be obtained prior to such tender and issuance or payment. Such holder shall, as a condition to any tender of L.P. Units which would result in any Limited Partner, together with such Limited Partner's Affiliates, Beneficially Owning, in the aggregate more than shares of outstanding Common Stock exceeding the applicable Ownership Limit, give not less than ninety (90) days' written notice to the Company of its intent to tender L.P. Units. In the event that the ability to receive Common Stock or cash would result in the Company not satisfying the REIT Requirements in any respect or would result in any person or entity Beneficially Owning Common Stock exceeding the Ownership Limit, and as a result thereof no Common Stock or cash may be issued or paid in respect of any tender of L.P. Units pursuant to subsection (i) above, the parties hereto shall use their respective best efforts to restructure the terms and provisions of this Agreement (and, if necessary, the Partnership Agreement), or to agree to terms and provisions in addition to such terms and provisions, so as to provide to each such party the same substantive rights (or substantive rights as close thereto as is reasonably practicable) as those provided by this Agreement and the Partnership Agreement.

      2.3 NATURE OF THE OFFER. The right to exchange L.P. Units pursuant to this Agreement constitutes a continuous offer and may not be withdrawn, amended or modified by the Company without the prior written consent of each holder of outstanding L.P. Units adversely affected by such withdrawal, amendment or modification; provided that any withdrawal, amendment or modification that does not adversely affect any holder of outstanding L.P. Units may be effected without the consent of such holder.

3. ACCEPTANCE OF TENDER; ELECTION OF METHOD OF PAYMENT FOR TENDERED L.P. UNITS.

      3.1 FORM OF TENDER. Upon the terms and subject to the conditions of this Agreement, the Company shall accept L.P. Units validly tendered in proper form and meeting all of the requirements of this Agreement. In order for L.P. Units to be validly tendered pursuant to this Agreement, the registered holder thereof shall deliver to the Company, at the address provided pursuant to Section 12 (i) a completed and duly executed Letter of Transmittal in the form attached hereto as Exhibit A (the "Letter of Transmittal") and any other documents required by the Letter of Transmittal and (ii) a calculation, to the best knowledge of such registered holder after due inquiry (together with such supporting documentation as the Company may reasonably request), of the maximum number of shares of

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Common Stock that may be issued to such registered holder without causing either
(x) the Company to not satisfy the REIT Requirements in any respect or (y) any person or entity to Beneficially Own Common Stock in excess of the applicable Ownership Limit. The Company shall make all determinations as to the validity and form of any tender of L.P. Units in accordance with the provisions of this Agreement and upon rejection of a tender shall give the tendering holder written notice of such rejection, which shall include the reasons therefor.

      3.2 REVOCABILITY. Unless otherwise agreed to by the Company, tenders of L.P. Units pursuant to this Agreement shall be irrevocable and shall not be subject to withdrawal or modification; provided that if the Company makes the Stock Election (as defined below) with respect to a tender, then within three
(3) days after such Stock Election the tendering holder may elect to revoke such tender so long as (i) no public disclosure of such tender has been made prior to such revocation and (ii) such tendering holder reimburses the Company for all reasonable costs and expenses incurred in connection with such tender.

      3.3 COMPANY ELECTIONS. Within fifteen (15) days after the valid tender of L.P. Units pursuant to this Agreement, the Company shall make an election to pay for such L.P. Units by delivering either (i) Common Stock (the "Stock Election"), (ii) cash (the "Cash Election") or (iii) a combination of Common Stock and cash (the "Combined Election").

4.    STOCK ELECTION.

      4.1 STOCK EXCHANGE. If with respect to any tender of L.P. Units pursuant to this Agreement, the Company makes the Stock Election, then within twenty (20) days after such tender the Company shall deliver to the tendering holder one share of Common Stock for each L.P. Unit validly tendered pursuant to the provisions of this Agreement, as adjusted pursuant to Section 7.

      4.2 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon exchange of L.P. Units pursuant to this Agreement. If more than one Letter of Transmittal shall be delivered at one time by the same holder, the number of full shares which shall be issuable upon exchange of the L.P. Units tendered thereby shall be computed on the basis of the aggregate number of L.P. Units so tendered. Instead of any fractional shares which would otherwise be issuable upon exchange of any L.P. Units, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price.

      4.3 TAXES. If a holder exchanges L.P. Units pursuant to this Agreement, the Company shall pay any documentary, stamp or similar issue or transfer tax due on any issue of Common Stock upon such exchange. Such holder, however, shall (i) pay to the Company the amount of any additional documentary, stamp or similar issue or transfer tax which is due (or shall establish to the satisfaction of the Company the payment thereof) as a result of Common Stock being issued in a name other than the name of such holder and
(ii) be responsible for all income or other taxes as a result of such exchange.

5.    CASH ELECTION.

      If with respect to any tender of L.P. Units pursuant to this Agreement, the Company makes the Cash Election, then within thirty (30) days after such tender the Company shall pay to the tendering holder an aggregate amount of cash (the "Aggregate Cash Payment") equal to the product of (i) the number of shares of Common Stock which would have been delivered to such holder if the Company

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had made the Stock Election with respect to such tender and (ii) the average
Closing Price for the ten (10) trading day period ending one (1) day prior to the date of such tender.

6.    COMBINED ELECTION.

      If with respect to any tender of L.P. Units pursuant to this Agreement, the Company shall make the Combined Election, then within thirty (30) days after such tender the Company shall (i) notify the tending holder of the number of such tendered L.P. Units which will be exchanged for cash (the "Cash Units") and the number of such tendered L.P. Units which will be exchanged for Common Stock (the "Stock Units") as adjusted pursuant to Section 7, (ii) pay to the tendering holder, in respect of each Cash Unit validly tendered pursuant to the provisions of this Agreement, an amount of cash equal to the average Closing Price for the ten trading-day period ending one (1) day prior to the date of such tender and
(iii) deliver to the tendering holder one share of Common Stock for each Stock Unit validly tendered pursuant to the provisions of this Agreement.

The provisions of Sections 4.2 and 4.3 of this Agreement shall apply to the issuance of Common Stock pursuant to this Section 6.

7.    EXCHANGE FACTOR; ADJUSTMENTS TO EXCHANGE FACTOR.

      7.1 EXCHANGE FACTOR. Pursuant to Sections 4, 5 and 6, each L.P. Unit initially shall be exchangeable, without the payment of additional consideration by the holder thereof, into one (1) share of Common Stock or the equivalent thereof in cash. The number of L.P. Units exchangeable for one share of Common Stock ("Exchange Factor") shall be subject to adjustment as hereinafter provided.

      7.2 ADJUSTMENT FOR STOCK SPLITS, DIVIDENDS AND Combinations. If the Company at any time or from time to time after the date hereof shall effect a subdivision of the outstanding Common Stock, or shall fix a record date for determination of shareholders entitled to receive a dividend of Common Stock on its outstanding Common Stock, the Exchange Factor then in effect immediately before such subdivision or as of such record date shall be proportionately reduced, and if the Corporation shall combine the outstanding shares of Common Stock, the Exchange Factor then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 7.2 shall become effective at the close of business on the date the subdivision or combination becomes effective or on the record date for determining holders of any class of securities entitled to receive the dividend; provided that if such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Exchange Factor that became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Exchange Factor shall be adjusted pursuant to this Section 7.2 as of the time of actual payment of such dividend.

      7.3 ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of L.P. Units shall receive upon exchange thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of such securities of the Company that they would have received had their L.P. Units been exchanged into Common Stock on the date of such event, giving effect to all adjustments called for with respect to such securities during the period from the date of such event to and including the exchange date.

      7.4 ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock issuable upon exchange of the L.P. Units shall be changed into the same or different number of shares of any class or series of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Sections 7.1 and 7.2 above, or a merger, consolidation, sale of assets or other transaction provided for in Section 7.3 below), then and in each such event the holder of each L.P. Unit shall have the right thereafter to exchange such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such L.P. Unit might have been exchanged immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

      7.5 ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In the event of any merger or consolidation of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, each L.P. Unit shall thereafter be exchangeable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exchange of such L.P. Units would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the L.P. Units, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Exchange Factor) shall thereafter be applicable, as nearly as reasonably may be, in relation to any share of stock or other property thereafter deliverable upon exchange of L.P. Units.

      7.6 NO IMPAIRMENT. The Company will not, by amendment of this Agreement or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the Exchange Rights of the holders of L.P. Units against impairment.

      7.7 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exchange Factor pursuant to this Section 7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of L.P. Units, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of L.P. Units, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the ratio at which exchanges of L.P. Units would be made at the time, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon exchange of such holder's L.P. Units.

8.    REGISTRATION RIGHTS.

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      The Company shall provide the following registration rights to the Limited
Partners:

      8.1 DEFINITIONS. For purposes of this Section 8:

           (a) The term "REGISTER", "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document;

           (b) The term "REGISTRABLE SECURITIES" means (1) the Common Stock of the Company issued upon exchange of the L.P. Units (the "Exchange Stock") and
(2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Exchange Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement or the Partnership Agreement were not assigned in conformity with this Agreement or the Partnership Agreement;

           (c) For this purpose, "REGISTRATION EXPENSES" mean any and all expenses of the Company incident to performance of or compliance with this

           Agreement, including, without limitation, (i) all SEC and securities exchange registration and filing fees, (ii) all printing, messenger and deliver expenses, (iii) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, and the fees and disbursements of counsel for the Company and of its independent public accountants, but excluding underwriting discounts and commissions and transfer taxes, if any;

           (d) The term "FORM S-3" or "FORM S-11" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

      8.2 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Limited Partners) any of its stock or other securities under the Securities Act of 1933, as amended (the "Securities Act") in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Limited Partner written notice of such registration. Upon the written request of each Limited Partner given within twenty (20) days after mailing of such notice by the Company in accordance with Section 12 of this Agreement, the Company shall, subject to the provisions of paragraph 8.9 below, cause to be registered under the Securities Act the Registrable Securities that each such Limited Partner has requested to be registered to the extent of 25% of the total shares to be sold in the offering.

      8.3 SHELF REGISTRATION. At any time, from time to time, following the first anniversary of the date of the Agreement, upon the request of Limited

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Partners holding at least five percent (5%) of the Registrable Securities
("Participating Limited Partners"), the Company shall file, and use its best efforts to have declared effective under the Securities Act by the sixtieth
(60th) day after the date the Company receives such request, a "shelf" registration statement pursuant to the requirements of the Securities Act on Form S-3 or another appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule or regulation) covering the disposition of at least 200,000 shares of the Registrable Securities in one or more underwritten offerings, block transactions, broker transactions, at-the-market transactions, and in such other manner or manners as may be specified by such Participating Limited Partners, PROVIDED, HOWEVER , that the Company is only obligated to effect one (1) such registration in any twelve (12)-month period. The Company shall use its best efforts to keep such "shelf" registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and in furtherance of such obligation, shall supplement or amend such registration statement if, as, and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to "shelf" registrations. The Company shall provide the Participating Limited Partners with written notice of the filing of such "shelf" registration statement within five (5) days after such registration statement has been filed with the Securities and Exchange Commission ("SEC"). If the Company delivers to the Participating Limited Partners a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company or its shareholders for the Participating Limited Partners to offer or sell, or to continue to offer and sell, any Registrable Securities under the shelf registration statement for a period set forth in such certificate not to exceed one hundred twenty (120) days and commencing no earlier than ten (10) days after the date such certificate is so delivered (the "Blackout Period"), the Limited Partners shall not offer or sell any Registrable Securities during such Blackout Period, provided that the Company shall have the right to deliver such a certificate only once during any twelve (12) month period.

      8.4  REQUESTS FOR REGISTRATION.

           (a) Notwithstanding the limitations set forth in Section 8.3 above, subject to the Ownership Limit and the discretion of the Company, all Limited Partners in the aggregate may request the registration of L.P. Units prior to the first anniversary of the Closing Date in connection with the registration of an aggregate of 500,000 shares of Common Stock on a Form S-3 or another appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule or regulation), upon converting L.P. Units into shares of Common Stock. Such registration shall be subject to the Blackout Period described in Section 8.3.

           (b) If the Company shall receive a written request from Limited Partners holding no fewer that 500,000 L. P. Units (the "Initiating Holders") and the Company is not then eligible to file a registration statement on Form S-3 or another appropriate form pursuant to Rule 415 of the Securities Act (or any successor rule or regulation) in accordance with the requirements of Section 8.3, the Company shall promptly give written notice of such request to all Limited Partners and shall, subject to the limitations set forth below, effect as soon as practicable, and in any event with in one hundred twenty (120) days of the receipt of such request, a registration on Form S-11, or an equivalent form, of all Registrable Securities which the Limited Partners request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 12 hereof in an underwritten public offering. The underwriter will be selected by a majority in interest of the Initiating Holders and shall be an underwriter of nationally recognized standing reasonably acceptable to the Company. In such event, the right of any Limited Partner to include such Limited Partner's Registrable Securities in such registration shall be conditioned upon such Limited Partner's participation in such underwriting and the inclusion of such Limited Partner's Registrable Securities in the underwriting to the extent provided herein. All Limited Partners proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 8.4(b), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Limited Partners proposing to distribute Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Limited Partners, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities to be offered for sale by any security holder are first entirely excluded from the underwriting. In addition, any registration pursuant to this Section 8.4(b) shall be subject to the Blackout Period described in Section 8.3.

      8.5  OBLIGATIONS OF THE PARTIES.

           (a) Whenever required under Section 8.2, 8.3 or 8.4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of a Limited Partner, keep such registration statement effective until the completion of the sale of the Registrable Securities subject to the registration statement, subject to the provisions of Section 8.3;

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (iii) furnish to the Limited Partners such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Limited Partners;

               (iv) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Limited Partner, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

               (v) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Limited Partner shall also enter into and perform its obligations under such an agreement; and

               (vi) notify the Limited Partners at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

           (b) When requested by Limited Partners in connection with a "shelf" registration pursuant to Section 8.3, the Company shall assist the Limited Partners in obtaining a firm commitment underwriting agreement for such resales from a qualified investment banking firm, as determined by the Company.

           (c) The Limited Partners agree that in connection with any registration of the Registrable Securities by the Company pursuant to Section 8.2, 8.3 or 8.4, except as permitted under Regulation M promulgated under the Exchange Act, if the Registrable Securities of Holder are being distributed pursuant to such registration, the Limited Partners shall not, directly or indirectly, by the use of any means or instrumentality of interstate commerce, or the mails, or any facility of any national securities exchange, either alone or with one or more persons, bid for or purchase for any account in which any Limited Partner has a beneficial interest, any shares of the Common Stock of the Company until such Limited Partner has completed the Limited Partner's participation in such distribution.

      8.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 8.2, 8.3 or
8.4 with respect to the Registrable Securities of a Limited Partner that the Limited Partner shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Limited Partner's Registrable Securities.

      8.7 EXPENSES OF REQUESTED REGISTRATIONS. In connection with registrations, filings, or qualifications pursuant to Sections 8.3 or 8.4, the Company shall pay all Registration Expenses, other than selling expenses (including commissions and separate counsel' fees of the Limited Partners).

      8.8 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred by the Company in connection with any registration, filing, or qualification of Registrable Securities with respect to registrations pursuant to Section 8.2 and the closing of the sale thereof, including (without limitation) all registration, filing, qualification, printer's fees, attorneys' and accounting fees and expenses; provided, however, that the Company shall not be responsible for underwriting discounts and commissions or other charges relating to the Registrable Securities, or for the Limited Partners' attorneys' fees and expenses or any taxes imposed with respect to the Registrable Securities on the sale and transfer thereof.

      8.9 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to Section 8.2, Limited Partners may include up to 25% of the shares sold in the offering, provided however, that the Company shall not be required under Section 8.2, to include any of the Limited Partners' Registrable Securities in such underwriting unless the Limited Partner accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by the Participating Limited Partners to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a Participating Limited Partner of Registrable Securities and which is a partnership or corporation, the partners, retired partners, and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

      8.10 DELAY OF REGISTRATION. The Limited Partners shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of any provision of this Section 8.

      8.11 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 8:

           (a) To the extent permitted by law, the Company will indemnify and hold harmless a Limited Partner, any underwriter (as defined in the Act) for a Limited Partner and each person, if any, who controls a Limited Partner or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, or the Exchange Act or any state securities law; and the Company will pay to a Limited Partner, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any indemnitee for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by such indemnitee expressly for use in connection with such registration.

           (b) To the extent permitted by law, a Limited Partner will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other shareholder selling securities in such registration statement and any controlling person of any such underwriter or other shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by a Limited Partner expressly for use in connection with such registration; and a Limited Partner will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection (b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subSection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the a Limited Partner, which consent shall not be unreasonably withheld; and PROVIDED, THAT, in no event shall any indemnity obligation under this subsection (b) (together with any obligation to contribute under subsection
(d)) exceed the gross proceeds from the offering received by a Limited Partner.

           (c) Promptly after receipt by an indemnified party under this Section
8.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.11.

           (d) If the indemnification provided for in this Section 8.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall any a Limited Partner's obligation to contribute under this subsection (d) (together with any obligation to indemnify under subSection (b)) exceed the gross proceeds from the offering received by such a Limited Partner.

           (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

           (f) The obligations of the Company and a Limited Partner under this
Section 8.11 shall survive the completion of any offering of Registrable Securities in a registration statement filed pursuant to Section 8.2, 8.3 or 8.4, and otherwise.

      8.12 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Limited Partners the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Limited Partners to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use reasonable efforts to:

           (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

           (b) take such action as is necessary to enable the Limited Partners to utilize Form S-3 for the sale of Registrable Securities as soon as permitted pursuant to this Section 8 after the date of the Agreement;

           (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act of 1934 as amended (the "Exchange Act"); and

           (d) furnish to a Limited Partner, so long as a Limited Partner owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing a Limited Partner of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

      8.13 EXERCISE OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 8 may be exercised by a Limited Partner or by any transferee or assignee of such securities who, after such assignment or transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations), provided, in the case of any such transferee or assignee, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and such transferee or assignee agrees to comply with all obligations imposed on a Limited Partner under applicable provisions of this Section 8; and PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants, and siblings of such partners or spouses who acquire Registrable Securities by gift, will, or intestate succession) shall be aggregated together and with the partnership; and PROVIDED THAT all assignees and transferees who would not qualify individually for an assignment of the registration rights as provided herein shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under applicable provisions of this Section 8.

      8.14 "MARKET STAND-OFF" AGREEMENT. The Limited Partners hereby agree that, during the period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of any registered underwritten public offering of the Company's securities, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that all officers and directors of the Company, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Limited Partners (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

      8.15 DELAYED PAYMENT UNITS REGISTRATION.

      If at any time after one year from the date of this Agreement, (a) a Limited Partner validly tenders L.P. Units pursuant to the provisions of this Agreement, (b) the Company makes the Stock Election or the Combined Election with respect to such tender, (c) as a result of the Ownership Limit such Limited Partner cannot receive the full number of shares of Common Stock otherwise issuable to such Limited Partner pursuant to such tender and such election (without giving effect to the Ownership Limit), then:

               (i) subject to the other terms and conditions of this Agreement, such Limited Partner shall be entitled to receive the number of shares of Common Stock which it can receive pursuant to such tender, such election and the Ownership Limit; and

               (ii) if such Limited Partner shall make a written request for registration of Common Stock pursuant to this Section 8, the Company shall cause there to be filed with the SEC a registration statement and the Company shall register and sell pursuant thereto a number of shares of Common Stock equal to the number of shares of such Unissued Common Stock. Within two (2) business days after the receipt by the Company of the proceeds of any sale (after underwriting discounts and commissions) of such Common Stock pursuant to such registration, the Company shall pay such proceeds to the tendering holder of the Delayed Payment Units, in full payment for the tender of such Delayed Payment Units.

               (iii) For purposes of this Section 8.15, the number of shares of Common Stock which such Limited Partner cannot receive pursuant to such tender as a result of the Ownership Limit are referred to as the "Unissued Common Stock" and the L.P. Units tendered in respect of such Unissued Common Stock are referred to as the "Delayed Payment Units."

9.    REPRESENTATIONS OF TENDERING HOLDER.

      Each tender of L.P. Units shall constitute a representation and warranty by the tendering holder of each of the representations and warranties set forth in the form of Letter of Transmittal. Without limiting the generality of the foregoing, unless, at the time of a tender for exchange of L.P. Units pursuant to this Agreement, a registration statement relating to Common Stock to be delivered upon such tender is effective under the Securities Act, such tender shall constitute a representation and warranty by the tendering holder to the Company that such tendering holder (i) is an "accredited investor" within the meaning of Rule 501 under the Securities Act, (ii) has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Operating Partnership and the Company, so as to be able to evaluate the risks and merits of its investment in the Operating Partnership and the Company and it is able financially to bear the risks thereof, (iii) has had an opportunity to discuss the business, management and financial affairs of the Operating Partnership and the Company with the management of the Operating Partnership and the Company and (iv) understands that the Common Stock has not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act and such Common Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

10.   STATUS OF TENDERING HOLDER.

      Until the holder of L.P. Units tendered pursuant to this Agreement becomes a holder of record of the Common Stock issued in exchange therefor (in the case of a Stock Election or a Combined Election) or until such holder has received cash in exchange therefor (in the case of a Cash Election or a Combined Election), such holder shall continue to hold and own such L.P. Units for all purposes of the Partnership Agreement. In the case of a Stock Election or a

Combined Election, no such holder shall have any rights as a shareholder of the Company in respect of such Common Stock until such holder becomes a holder of record of such Common Stock.

11. RESERVATION OF SHARES; CLOSING OF TRANSFER BOOKS.

      11.1 The Company shall reserve and shall at all times have reserved out of its authorized by but unissued Common Stock, solely for the purpose of effecting the exchange of L.P. Units pursuant to this Agreement, enough shares of Common Stock to permit the exchange of the then outstanding L.P. Units. All Common Stock which may be issued upon exchange of L.P. Units shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof other than income taxes resulting from such exchange.

      11.2 The Company shall not close its transfer books so as to prevent the timely issuance of Common Stock pursuant to this Agreement.

12.   GENERAL.

      12.1 SURVIVAL. The covenants, representations and warranties of the parties to this Agreement shall survive the execution and delivery of this Agreement.

      12.2 BINDING EFFECT; BENEFITS; ASSIGNMENT. All of the terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Company and all the Limited Partners. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement except as expressly indicated in this Agreement.

      12.3 FURTHER ACTION. Each of the parties to this Agreement shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated in this Agreement or, at or after the date hereof, to evidence the consummation of the transactions contemplated in this Agreement. Each of the parties to this Agreement shall take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to satisfy the conditions to this Agreement and to obtain in a timely manner all necessary waivers, consents, and approvals and to effect all necessary registrations and filings.

      12.4 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California without regard to its principles governing conflicts of laws.

      12.5 NOTICES. All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be delivered personally, telecopied or sent by nationally recognized overnight delivery service, and shall be deemed given and effective when so delivered personally, telecopied or sent, as follows:

           (a)  If to the Company:

                             Mission West Properties
                             10050 Bandley Drive

                             Cupertino, California 95014
                             Telecopier: 408/725-1626
                             Attention: Carl E. Berg

                with a copy to:

                             Graham & James LLP
                             600 Hansen Way
                             Palo Alto, California 94304
                             Telecopier: 650/856-3619
                             Attention: Alan B. Kalin

           (b) If to the Limited Partners:

                     At the Address set forth on the signature page hereto.

Each party may change its address or telecopier number by prior written notice to the other parties.

      12.6 COUNTERPARTS. This Agreement may be executed in counterparts and transmitted by facsimile, each of which when so executed and transmitted shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

      12.7 EXPENSES. The Company and the Limited Partners shall pay their own respective expenses, costs and fees (including, without limitation, attorneys' and accountants' fees) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

      12.8 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the Company and the Limited Partners with respect to the transactions contemplated by this Agreement, and supersede all prior agreements, arrangements and understandings relating to the subject matter of this Agreement.

      12.9 AMENDMENT AND WAIVER. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions of this Agreement may be waived, only by a written instrument executed by the Company and a majority in interest of the Limited Partners or, in the case of a waiver, by or on behalf of the party waiving compliance. The failure of any party at any time to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any such term, covenant, representation or warranty or any other term, covenant, representation or warranty set forth in this Agreement.

      12.10HEADINGS. The headings of the Sections and paragraphs of this agreement have been inserted for convenience or reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Agreement.

      12.11NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or assigns any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement or (b) constitute the parties hereto as partners or as participants in a joint venture. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement. No third party shall have any right, independent of any right that exists irrespective of this Agreement, under or granted by this Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Agreement.

      12.12RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation or rule of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or document.

      12.13SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

THE COMPANY:                       MISSION WEST PROPERTIES

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THE LIMITED PARTNERS:
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